EXHIBIT 99.2

                                LOCK-UP AGREEMENT

         THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of May 2009 (the "Effective Date"), by and between the undersigned owner (the "Stockholder") of the number of shares of the Company's common stock, $0.001 par value per share (the "Shares") set forth opposite the Stockholder's name on the signature page of this Agreement, and MachineTalker, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

         WHEREAS, the Company is in the process of evaluating and negotiating the implementation of a new business plan and operation to enhance the Company's business model (the "New Business"); and

         WHEREAS, the New Business is crucial to the Company's goal of strengthening the Company's stock on the OTC Bulletin Board; and

         WHEREAS, in order to facilitate the New Business, the undersigned desires to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares, all on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. During the Term, as defined in Section 3 of this Agreement, the Stockholder will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a "Successor Security"), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Stockholder on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security.

         2. Notwithstanding anything contained in this Agreement, Stockholder may transfer its Shares of common stock (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or successor security subject to the provisions of this agreement, or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provision of this Section 2. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         3. This Agreement will terminate on the two year anniversary of the Effective Date of this Agreement (the "Term") and thereafter all provisions contained herein shall cease and be of no further force or effect.

         4. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive in writing any of the conditions or restrictions contained herein.

         5. The share certificate or certificates that are held or issued to any stockholder subject to this Lock-Up Agreement shall include the following restrictive legend:

         THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNTIL THE EARLIER OF 1 MAY 2011, OR BY ACTION OF THE BOARD OF DIRECTORS OF MACHINETALKER, INC. OR ITS PARENT CORPORATION WHEREBY THIS LOCKUP RESTRICTION SHALL BE REMOVED.

         6. Except as otherwise provided in this Agreement, Stockholder shall be entitled to Stockholder's beneficial rights of ownership of the Shares of common stock, including the right to vote the Shares for any and all purposes.

         7. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of common stock.

         8. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

         9. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

         10. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


THE COMPANY:                                    MachineTalker, Inc.


                                                By: /s/ Roland F. Bryan
                                                --------------------------------
                                                    Roland F. Bryan, President
THE STOCKHOLDER:

1,900,000 shares that are owned and/or          /s/
---------                                       --------------------------------
controlled by the identified Stockholder            Wings Fund, Inc.

                                LOCK-UP AGREEMENT

         THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of May 2009 (the "Effective Date"), by and between the undersigned owner (the "Stockholder") of the number of shares of the Company's common stock, $0.001 par value per share (the "Shares") set forth opposite the Stockholder's name on the signature page of this Agreement, and MachineTalker, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

         WHEREAS, the Company is in the process of evaluating and negotiating the implementation of a new business plan and operation to enhance the Company's business model (the "New Business"); and

         WHEREAS, the New Business is crucial to the Company's goal of strengthening the Company's stock on the OTC Bulletin Board; and

         WHEREAS, in order to facilitate the New Business, the undersigned desires to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares, all on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. During the Term, as defined in Section 3 of this Agreement, the Stockholder will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a "Successor Security"), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Stockholder on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security.

         2. Notwithstanding anything contained in this Agreement, Stockholder may transfer its Shares of common stock (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or successor security subject to the provisions of this agreement, or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provision of this Section 2. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         3. This Agreement will terminate on the two year anniversary of the Effective Date of this Agreement (the "Term") and thereafter all provisions contained herein shall cease and be of no further force or effect.

         4. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive in writing any of the conditions or restrictions contained herein.

         5. The share certificate or certificates that are held or issued to any stockholder subject to this Lock-Up Agreement shall include the following restrictive legend:

         THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNTIL THE EARLIER OF 1 MAY 2011, OR BY ACTION OF THE BOARD OF DIRECTORS OF MACHINETALKER, INC. OR ITS PARENT CORPORATION WHEREBY THIS LOCKUP RESTRICTION SHALL BE REMOVED.

         6. Except as otherwise provided in this Agreement, Stockholder shall be entitled to Stockholder's beneficial rights of ownership of the Shares of common stock, including the right to vote the Shares for any and all purposes.

         7. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of common stock.

         8. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

         9. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

         10. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


THE COMPANY:                                MachineTalker, Inc.


                                            By:/s/ Roland F. Bryan
                                            ------------------------------
                                              Roland F. Bryan, President
THE STOCKHOLDER:

42,533,429 shares that are owned and/or     /s/
----------                                  ---------------------------------
controlled by the identified Stockholder         Roland F. Bryan

                                LOCK-UP AGREEMENT

         THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of May 2009 (the "Effective Date"), by and between the undersigned owner (the "Stockholder") of the number of shares of the Company's common stock, $0.001 par value per share (the "Shares") set forth opposite the Stockholder's name on the signature page of this Agreement, and MachineTalker, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

         WHEREAS, the Company is in the process of evaluating and negotiating the implementation of a new business plan and operation to enhance the Company's business model (the "New Business"); and

         WHEREAS, the New Business is crucial to the Company's goal of strengthening the Company's stock on the OTC Bulletin Board; and

         WHEREAS, in order to facilitate the New Business, the undersigned desires to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares, all on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. During the Term, as defined in Section 3 of this Agreement, the Stockholder will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a "Successor Security"), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Stockholder on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security.

         2. Notwithstanding anything contained in this Agreement, Stockholder may transfer its Shares of common stock (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or successor security subject to the provisions of this agreement, or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provision of this Section 2. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         3. This Agreement will terminate on the two year anniversary of the Effective Date of this Agreement (the "Term") and thereafter all provisions contained herein shall cease and be of no further force or effect.

         4. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive in writing any of the conditions or restrictions contained herein.

         5. The share certificate or certificates that are held or issued to any stockholder subject to this Lock-Up Agreement shall include the following restrictive legend:

         THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNTIL THE EARLIER OF 1 MAY 2011, OR BY ACTION OF THE BOARD OF DIRECTORS OF MACHINETALKER, INC. OR ITS PARENT CORPORATION WHEREBY THIS LOCKUP RESTRICTION SHALL BE REMOVED.

         6. Except as otherwise provided in this Agreement, Stockholder shall be entitled to Stockholder's beneficial rights of ownership of the Shares of common stock, including the right to vote the Shares for any and all purposes.

         7. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of common stock.

         8. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

         9. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

         10. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


THE COMPANY:                               MachineTalker, Inc.


                                           By: /s/ Roland F. Bryan
                                           -------------------------------------
                                                 Roland F. Bryan, President
THE STOCKHOLDER:

6,200,000 shares that are owned and/or     /s/
---------                                  -------------------------------------
controlled by the identified Stockholder         Mark J. Richardson

                                LOCK-UP AGREEMENT

         THIS LOCK-UP AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of May 2009 (the "Effective Date"), by and between the undersigned owner (the "Stockholder") of the number of shares of the Company's common stock, $0.001 par value per share (the "Shares") set forth opposite the Stockholder's name on the signature page of this Agreement, and MachineTalker, Inc., a Delaware corporation (the "Company").

                                    RECITALS:

         WHEREAS, the Company is in the process of evaluating and negotiating the implementation of a new business plan and operation to enhance the Company's business model (the "New Business"); and

         WHEREAS, the New Business is crucial to the Company's goal of strengthening the Company's stock on the OTC Bulletin Board; and

         WHEREAS, in order to facilitate the New Business, the undersigned desires to enter into this Agreement and restrict the sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares, all on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. During the Term, as defined in Section 3 of this Agreement, the Stockholder will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a "Successor Security"), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Stockholder on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security.

         2. Notwithstanding anything contained in this Agreement, Stockholder may transfer its Shares of common stock (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or successor security subject to the provisions of this agreement, or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provision of this Section 2. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         3. This Agreement will terminate on the two year anniversary of the Effective Date of this Agreement (the "Term") and thereafter all provisions contained herein shall cease and be of no further force or effect.

         4. Notwithstanding anything to the contrary set forth herein, the Company may, at any time and from time to time, waive in writing any of the conditions or restrictions contained herein.

         5. The share certificate or certificates that are held or issued to any stockholder subject to this Lock-Up Agreement shall include the following restrictive legend:

         THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNTIL THE EARLIER OF 1 MAY 2011, OR BY ACTION OF THE BOARD OF DIRECTORS OF MACHINETALKER, INC. OR ITS PARENT CORPORATION WHEREBY THIS LOCKUP RESTRICTION SHALL BE REMOVED.

         6. Except as otherwise provided in this Agreement, Stockholder shall be entitled to Stockholder's beneficial rights of ownership of the Shares of common stock, including the right to vote the Shares for any and all purposes.

         7. The Shares and per share price restrictions covered by this Agreement shall be appropriately adjusted should the Company make a dividend or distribution, undergo a split or a reverse split or otherwise reclassify, its shares of common stock.

         8. This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

         9. All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement at the addresses set forth above. All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

         10. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.


THE COMPANY:                                  MachineTalker, Inc.


                                              By: /s/ Roland F. Bryan
                                              ----------------------------------
                                                   Roland F. Bryan, President
THE STOCKHOLDER:

1,750,000 shares that are owned and/or        /s/
---------                                     ----------------------------------
controlled by the identified Stockholder           Chris Outwater

                                      -2-